UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K

                                 Current Report
                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934



                              September 23, 2003
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                Date of report: (Date of earliest event reported)


                             Minden Bancorp, Inc.
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              (Exact name of registrant as specified in its charter)


United States                          0-49882                      13-4203146
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                         Identification No.)



                 415 Main Street, Minden, Louisiana                   71058
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              (Address of principal executive offices)              (Zip code)


                                  (318) 377-0523
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                (Registrant's telephone number, including area code)


                                       N/A
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            (Former name or former address, if changed since last report)




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is furnished herewith:

       Exhibit No.  Description

          99.1 Press release announcing stock repurchase program and purchases for restricted stock plan dated September 23, 2003.

Item 9.  Regulation FD Disclosure.

     On September 23, 2003, Minden Bancorp, Inc. (the "Company") issued a press release announcing that the Board of Directors had authorized the repurchase of up to 39,278 shares of the Company's common stock as part of a stock repurchase program as well as the purchase of up to 26,816 shares to fund the Company's restricted stock plan.

     For additional information, reference is made to the Company's press release which is included herein as an exhibit to this Form 8-K and is incorporated herein by reference.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MINDEN BANCORP, INC.


    Date: September 25, 2003             By: /s/ A. David Evans
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                                             A. David Evans
                                             Chairman, President and Chief
                                               Executive Officer